EXHIBIT 10.7

Dated                                                                17 May                                                                2011

(1)           SEGRO (WINNERSH) LIMITED

(2)           EMERGENT PRODUCT DEVELOPMENT UK LIMITED

Deed of variation

relating to a lease dated 13 December 1996 made between (1) Slough Properties Limited and (2) Azur Environmental Limited in respect of 540 IQ Winnersh Wokingham Berkshire

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CONTENTS

1	INTERPRETATION	1
2	VARIATION OR SUBSTITUTION OF CLAUSES	1
3	EFFECTIVE DATE	2
4	CONTINUATION OF THE LEASE	2
5	LICENCE TO ALTER	2
6	RENT DEPOSITS	2
7	EXECUTION	2

Schedules

1           Variation of Clauses 3

PARTICULARS

Date	17 May 2011
Landlord	SEGRO (WINNERSH) LIMITED (registered number 05472073) whose registered office is at Cunard House 15 Regent Street London SW1Y 4LR.
Tenant	EMERGENT PRODUCT DEVELOPMENT UK LIMITED (registered number 03270465) whose registered office is at 545 Eskdale Road Winnersh Wokingham Berkshire RG41 5TU.
Electrical Works	Has the meaning attributed to that term in an Agreement for Surrender dated 17th day of May 2011 between the Landlord (1) the Tenant (2)
Lease	A lease of the Property dated 13 December 1996 made between (1) Slough Properties Limited and (2) Azur Environmental Limited.
Property	Unit 540 Eskdale Road, IQ Winnersh, Wokingham, Berkshire.
Rent Deposit	The amount held in the Account pursuant to the terms of the Rent Deposit Deed such amount being currently seventy-one thousand two hundred and eighty pounds (£71,280.00).
Rent Deposit Deed	A rent deposit deed of 06 December 2005 made between (1) Slough Estates (Winnersh) Limited and (2) Emergent Europe Limited

THIS DEED OF VARIATION is made on the date set out in the Particulars

BETWEEN

(1)           The Landlord; and

(2)           The Tenant;

BACKGROUND

(A)	The Lease was entered into by the persons whose names appear in the definition of the Lease in the Particulars.

(B)	The parties to this Deed of Variation are now or remain entitled to the benefit of the Lease and have agreed to vary it on the terms set out in this Deed of Variation.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1	Words and expressions defined in the Lease have the same meanings in this Deed of Variation except to the extent that they are expressly varied by this Deed of Variation.

1.2	The provisions of the Lease relating to its interpretation apply to this Deed of Variation except to the extent that they are expressly varied by this Deed of Variation.

1.3	This Deed is supplemental to the Lease. A breach of this Deed is to be regarded as a breach of the Lease and will permit the Landlord to exercise its right of re-entry under the Lease.

1.4	Sums payable under this Deed will be recoverable as rent in arrears under the Lease.

1.5	The Particulars form part of this Deed and words and expressions set out in the Particulars are to be treated as defined terms in this Deed.

1.6	The parties to this Deed do not intend that any of its terms will be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

2.	VARIATION OR SUBSTITUTION OF CLAUSES

The Lease is to be read and interpreted as if the variations to it in Schedule 1 were set out in full in the Lease.

3.	EFFECTIVE DATE

The amendments to the Lease made by this Deed of Variation take effect from and including the date of this Deed of Variation.

4.	CONTINUATION OF THE LEASE

4.1	The terms of the Lease continue in effect as amended by this Deed of Variation.

4.2	This Deed of Variation does not release any party to it from any breaches of the Lease existing at the date of this Deed of Variation.

5.	LICENCE TO ALTER

The Landlord hereby consents to the Tenant installing an electricity submeter into the Property and carrying out the Electrical Works.

6.	RENT DEPOSITS

The Landlord and the Tenant confirm that the Rent Deposit will continue to be held in accordance with the terms of the Rent Deposit Deed.

7.	EXECUTION

The Landlord and the Tenant have executed this Deed of Variation as a deed and it is delivered on the date set out in the Particulars.

SCHEDULE 1

Variation of Clauses

The following clause replaces clause 8 of the Lease:

8 “TENANT’S OPTION TO DETERMINE

8.1	In this clause 8 the following expressions have the following meanings:

“First Break Date” means 25 November 2012;

“Second Break Date” means 25 November 2013;

“Third Break Date” means 25 November 2014;

“Fourth Break Date” means 25 November 2015; and

“Break Date” means any of the above dates

8.2
If the Tenant wishes to determine this lease on any of the Break Dates and shall give to the Landlord not less than 6 months prior notice in writing expiring on the relevant Break Date then subject to the pre-conditions in clause 8.3 upon the expiry of such notice the Term shall immediately cease and determine but without prejudice to the rights of either party in respect of any antecedent claim or breach of covenant.

8.3	The pre-conditions are that the Tenant shall:

8.3.1
on or prior to the relevant Break Date vacate the Premises and ensure that any subleases of the Premises are validly terminated prior to the relevant Break Date and no subtenants or other third parties remain in occupation of the Premises;

8.3.2	have paid all the Rent reserved by this Lease up to the relevant Break Date provided such Rent has been duly demanded not less than 28 days prior to the relevant Break Date;

8.3.3
on or before the First Break Date pay the sum of £321,000 together with any value added tax to be paid in addition to and not in substitution for any other sum payable under this Lease to the Landlord if the Tenant exercises the option to determine this Lease on the First Break Date;

8.3.4
on or before the Second Break Date pay the sum of £240,000 together with any value added tax to be paid in addition to and not in substitution for any other sum payable under this Lease to the Landlord if the Tenant exercises the option to determine this Lease on the Second Break Date;

8.3.5
or before the Third Break Date pay the sum of £160,500 together with any value added tax to be paid in addition to and not in substitution for any other sum payable under this Lease to the Landlord if the Tenant exercises the option to determine this Lease on the Third Break Date; and

8.3.6
on or before the Fourth Break Date pay the sum of £80,230 together with any value added tax to be paid in addition to and not in substitution for any other sum payable under this Lease to the Landlord if the Tenant exercises the option to determine this Lease on the Fourth Break Date

Provided that a cheque drawn on the client account of the Tenant’s solicitors for the amount of the payment referred to in either of clauses 8.3.3, 8.3.4, 8.3.5 or 8.3.6 and delivered to the registered office of the Landlord on or before the relevant Break Date shall be sufficient to discharge the obligation to make the payment.

8.4
Following any determination of this Lease by the Tenant pursuant to clause 8.2 the Landlord shall repay to the Tenant any overpayment of the Rent and insurance rent for the period beginning on but excluding the relevant Break Date up to and including the date up to which the Tenant has paid the Rent and the insurance rent (as the case may be).

8.5	The Landlord may waive any of the pre-conditions set out in clause 8.3 at any time before the relevant Break Date by written notice to the Tenant.

8.6	On or before the Break Date the Landlord shall, if applicable, provide the Tenant with a VAT invoice in respect of the payment due pursuant to clause 8.3.3/8.3.4/8.3.5/8.3.6.

8.7	The parties shall act in good faith in relation to these provisions.”

SIGNED as a deed by SEGRO (WINNERSH) LIMITED acting by a director and its secretary or two directors	) ) ) )
Director

Director / Secretary

SIGNED as a deed by EMERGENT PRODUCT DEVELOPMENT UK LIMITED acting by a director and its secretary or two directors	) ) ) )
Director /s/Stephen Lockhart

Director / Secretary /s/Emma Wheatley